Roundhill Weekly T-Bill ETF
Schedule of Investments
March 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 107.7%		Value
Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.27% (a)	3,245	$3,245

U.S. Treasury Bills - 107.6%	Par
4.23%, 04/01/2025 (b)	462,000	462,000
4.25%, 04/08/2025 (b)	462,000	461,620
4.24%, 04/15/2025 (b)	462,000	461,241
4.24%, 04/22/2025 (b)	462,000	460,864
4.23%, 04/29/2025 (b)	462,000	460,487
4.25%, 05/06/2025 (b)	462,000	460,105
4.23%, 05/13/2025 (b)	462,000	459,738
4.22%, 05/20/2025 (b)	468,000	465,332
4.21%, 05/27/2025 (b)	468,000	464,959
4.23%, 06/03/2025 (b)	468,000	464,566
4.24%, 06/10/2025 (b)	468,000	464,185
4.23%, 06/17/2025 (b)	465,000	460,835
4.23%, 06/24/2025 (b)	460,000	455,505
0.00%, 07/01/2025 (b)(c)	464,000	459,092
		6,460,529
TOTAL SHORT-TERM INVESTMENTS (Cost $6,463,780)		6,463,774

TOTAL INVESTMENTS - 107.7% (Cost $6,463,780)		6,463,774
Liabilities in Excess of Other Assets - (7.7)%		(459,739)
TOTAL NET ASSETS - 100.0%		$6,004,035
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(b)	The rate shown is the annualized effective yield as of March 31, 2025.
(c)	Zero coupon bonds make no periodic interest payments.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill Weekly T-Bill ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$3,245	$–	$–	$3,245
U.S. Treasury Bills	–	6,460,529	–	6,460,529
Total Investments	$3,245	$6,460,529	$–	$6,463,774

Refer to the Schedule of Investments for further disaggregation of investment categories.